TPC Group

Mixed C4
TPC Group
Butadiene
Butene-1
Isobutylenes
Raffinates

A Valuable, Unique & Stable Bridge
from Mixed C4 to Purity Products
Ruth Dreessen
Executive Vice President & Chief Financial Officer
Wells Fargo NGL Summit
May 26, 2010
A Service-Based Intermediary
with Strong Infrastructure
& Logistics Network
Exhibit 99.1

Forward-Looking Statements & Non-GAAP Financial Measures
This presentation may contain “forward-looking statements” within the meaning of the securities laws.
These statements include assumptions, expectations, predictions, intentions or beliefs about future events, particularly statements that may relate to future operating results, existing and expected competition, financing and refinancing sources and availability, and plans related to strategic alternatives or future expansion activities and capital expenditures.  Although TPC Group believes that such statements are based on reasonable assumptions, no assurance can be given that such statements will prove to have been correct. A number of factors could cause actual results to vary materially from those expressed or implied in any forward-looking statements, including risks and uncertainties such as volatility in the petrochemicals industry, limitations on the Company’s access to capital, the effects of competition, leverage and debt service, general economic conditions, litigation and governmental investigations, and extensive environmental, health and safety laws and regulations. More information about the risks and uncertainties relating to TPC Group and the forward-looking statements are found in the Company’s SEC filings, including the Registration Statement on Form 10, as amended, which are available free of charge on the SEC’s website at http://www.sec.gov . TPC Group expressly disclaims any obligation to update any forward-looking statements contained herein to reflect events or circumstances that may arise after the date of this presentation.
This presentation may also include non-GAAP financial information.  A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, as well as additional detail regarding the utility of such non-GAAP financial information, is included in the Appendix.
2 Wells Fargo NGL Summit - May 26, 2010

Investment Highlights
3 Wells Fargo NGL Summit - May 26, 2010
Attractive
Market Position in
Consolidated Industry
Substantial
and Strategic
Asset Value
Significant and
Stable Free
Cash Flow
Differentiated
Business Model
Positioned for
Margin Expansion
and Growth
Valuation
Upside

Mixed C4
Propylene
Ethylene
Mixed C4
Propylene
Ethylene
"HEAVY"
"LIGHT"
Stream Crackers
TPC Pipeline
TPC Barge
TPC Rail
TPC Assets
Storage
Storage
45% Butadiene
10% Butene-1
10% Isobutylene
35% Raffinate
Synthetic Rubber
Plastics
Lube/Fuel Additives
Gasoline

Suppliers rely on TPC for taking their Mixed C4, which they don't purify and don't store

Important to both Customer and Suppliers

Customers rely on TPC for securing their raw material supply, which they can't make and can't significantly import

Differentiated Business Model
TPC Group: a C4 processor, logistics provider & marketer
• C4: four carbon hydrocarbon by-products of ethylene production
• Ethylene produced by cracking “heavy” (naphtha) or “light” (NGL’s)
– Cracking “heavy” produces significantly more C4 than cracking “light”
– “Heavy” crackers: integrated with their own C4 processing
– “Light” crackers: non-integrated and therefore outsource to TPC
• Long-standing, service-based contracts mitigate exposure to commodity prices
– TPC receives processing fees from its suppliers
– TPC receives service fees from its customers
• Key drivers of profitability are unit margins, volume & production efficiency
4 Wells Fargo NGL Summit - May 26, 2010

TPC Group

Port Neches Operations
Lake Charles Terminal
TPC Group & Industry Pipelines
Corporate
Houston Operations
Baytown Operations
Houston
Beaumont
Port Arthur
Orange
Texas City
Pearland
Sugar Land
Spring
Humble
Katy

Houston Operations

- 2.4 B lbs/yr Mixed C4 Processing
- 240 M lbs/yr PIB
- 257 Acres
- Extensive pipeline network
- Substantial on- and off-site storage facilities
- Steam & electrical co-generation (35 MW)
- Exclusive docks on ship channel
- Large rail rack & railcar storage yard

Baytown Operations

- 85 M lbs/yr Nonene
- 50 M lbs/yr Tetramer
- 165 Acres
- NA's largest stand-alone Nonene plant
- Extensive rail rack & railcar storage yard
- Terminalling services for other companies

Port Neches Operations

- 1.8 B lbs/yr Mixed C4 Processing
- 154 Acres
- Extensive pipeline network
- Substantial storage facilities
- World-class dock facilities
- Extensive rail rack & railcar storage yard

Substantial & Strategic Asset Value 5 Wells Fargo NGL Summit - May 26, 2010

TPC Group

Volume
2.9 Billion lbs.
(FY 2009)

21%
Performance Products
79%
C4 Processing

Gross Profit
$183 Million
(FY 2009)

34%
Performance Products
66%
C4 Processing

C4 Processing

Butadiene

Butene-1

Raffinates

Performance Products

Polyisobutylene

Isobutylene

Propylene Derivatives

Business Segments – C4 Processing & Performance Products 6 Wells Fargo NGL Summit - May 26, 2010

TPC Group

Description

Market Position

Integrated C4 Processing
"Heavy" Ethylene Producers
"Light" Ethylene Producers
TPC Group

C4 Processing – Attractive Market Position

• Products: Butadiene, Butene-1, Raffinates
• Suppliers: Dow, Formosa, Nova, CP Chem,
Others (15 different ethylene plants)
• Customers: Goodyear, Firestone, Lanxess,
Invista, Dow, Motiva, Valero, Others
• Market leader with 35% of overall North American C4 processing capacity
• Approximately 65% market share of non-integrated C4 processing
• Contractually aligned with cost-advantaged ethylene producers
• Profitability model: fixed margin and index-based contracts
• Best-in-class logistical system and operational reliability
• Bringing diverse C4 supplies together
• Integral to ethylene value chain
Wells Fargo NGL Summit - May 26, 2010
FY 07 FY 08 FY 09
LTM
3/10
Volume (MMlbs) 2,905 2,832 2,295 2,486
Gross Profit ($ MM) (1) $170 $177 $121 $197
Gross Profit (¢/lb) 5.9 6.2 5.3 8.0
(1) Includes insurance recovery proceeds

Margin Expansion

Growth

Heavy
Light
# of BD / 100# of Ethylene
17.9%
14.5%
5.6%
6.4%
2.9%
Gas Oil
Naptha
Butane
Propane
Ethane

Butadiene to Ethylene Ratio of Various Cracker Feeds

Source: CMAI

B/E Ratio
Effective Operating Rate (%)
8
7
6
5
4
90%
80%
70%
60%
50%
40%
05
06
07
08
09
10F

U.S. Butadiene/Ethylene Ratio and Operating Rate

(Calendar Year)

lb of BD per 100lb of Ethylene Production
CMAI Operating Rate
Company Estimate with Rationalization

Source: CMAI & TPC Management

C4 Processing – Attractive Market Position

• C4 markets remain tight, allowing margin increase opportunities
• Raffinates margin is a percentage of gasoline price
• Service fees for use of our logistical network
• Any industry movement toward heavier feeds increases mixed C4 volumes
• Light cracking may lead integrated producers to outsource C4 handling
• Butene-1 demand continues to increase faster than plastic demand
Wells Fargo NGL Summit - May 26, 2010

TPC Group

B/E Ratio (# of BD / 100# of Ethylene): Heavy (B/E=15) to Light (B/E=3)

Mixed C4 Suppliers

	Supplier	Capacity (MM # Ethylene)
Integrated C4 Producers	LBI	10,000
	Exxon	9,000
	Shell	6,500
	Ineos	4,000
	BASF	2,000
Non-Integrated C4 Producers	Dow	11,000
	CP Chem	8,000
	Nova	8,000
	Formosa	3,000
	PMI	3,000
	Westlake	3,000
	Flint Hills[1]	1,500
	Other	9,000

[1] Owned by Koch Industries

Non-integrated C4 producers: 25% to other processors; 75% to TPC

Mixed C4 Processors

Supplier	Capacity (MM # BD)	Share
Shell	905	19%
LBI	855	18%
Sabina[2]	700	14%
Exxon	685	14%
Ineos	215	4%
Lanxess	265	5%
TPC	**1,290**	**26%**

[2] Joint venture of Shell & BASF

Mixed C4 Markets

Market	% Volume
Gasoline	35%
Synthetic Rubber	28%
Nylon	10%
Plastics	8%
Latex	5%
Surfactants	4%
Other	10%

TPC Group

Independent aggregation gives diversified supply.

TPC has approximately 65% market share of non-integrated mixed C4 processing in North America

C4 Processing – Logistics, Credibility, Competency 9 Wells Fargo NGL Summit - May 26, 2010

Description

Market Position

Margin Expansion

Growth

Demand (mm lbs/yr)
800
600
400
200
0
00
01
02
03
04
05
06
07
08
09
LTM 3/10
North American PIB Demand
(Calendar Year)
C-PIB
HR-PIB
TPC HR-PIB Sales

Performance Products – Poised for Growth

• Products: PIB, HPIB, DIB, Nonene, Tetramer
• Suppliers: C4 Processing, LyondellBasell, BP, Others
• Customers: Afton, SI Group, Lanxess, Others
• Profitability model: index-based contracts
• Only merchant producer of HR-PIB in North America
• Patent protected technology (PIB)
• Second largest merchant HPIB producer,
90+% market share of DIB market
• Only dedicated Nonene & Tetramer production
plant in North America
• Merchant HPIB player exited market
• Strong alternative value for Isobutylenes
• Operating ramp-up & efficiency gains for
Nonene plant
• Second HR-PIB plant on-line in early 2009,
with market expanding
• Increasing HPIB & Nonene sales
• Additional product lines from upgrading
by-products
Wells Fargo NGL Summit - May 26, 2010
FY 07 FY 08 FY 09
LTM
3/10
Volume (MMlbs) 528 788 602 572
Gross Profit ($ MM) $65 $80 $62 $58
Gross Profit (¢/lb) (1) 12.4 10.7 11.1 11.3
(1) Does not contain propane volume

Spread (¢/gal)
140
120
100
80
60
40
20
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
RBOB-Normal Butane Spread
(Calendar Year)
RBOB-Normal Butane Historical Spread
RBOB-Normal Butane Forward Spread

Butane Dehydrogenation
World-scale Units
• Two 12,500 BPD butane to butylene Catofin
dehydrogenation units
• Successfully operated for many years; idled in 2007
• Operate on normal butane or isobutane
Tight Product Markets
• Gasoline components – MTBE, ETBE
• Petrochemicals – Butadiene, Butene-1, Isobutylene
Attractive Margins
• Butane feedstock is NGL – tracking natural gas
• Butylene based products track gasoline & crude oil
• Light cracking creating shortage of all C4 olefins
Associated Equipment in Place
• Butadiene extraction, butene-1 purification, & MTBE
production units
• All necessary utilities & logistics network
11 Wells Fargo NGL Summit - May  26, 2010

TPC Business Model
12 Wells Fargo NGL Summit - May  26, 2010
Component Cost Basis Product Sale Basis
Butadiene - 55% Benchmark –
Processing Fee
Butadiene Benchmark Posting
Butylenes - 32%
Butene-1
Isobutylene
Butene-2
Gasoline Butene-1
MTBE
HPIB
Raffinates
Gasoline + Fixed Factor
Market Based
Iso-butane
Gasoline
Butanes - 13% Normal Butane Raffinates Gasoline
Isobutylene Normal Butane
PIB
DIB
Iso-butane
Iso-butane
Propylene Propylene
Nonene
Tetramer
Propylene + Fixed Factor
Propylene + Fixed Factor
All feedstocks and products are purchased and sold at prices based on, and highly correlated to prices for WTI, Unleaded Gasoline, and Normal Butane
C4 Processing
Performance
Products

Avg. Basic CFO- Maintenance Cap Ex = $51
$3.00
per share
$89
$79
$100
$97
$52
$88
$73
$83
$16
$98
$54
$8
$150
$84
$25
FY 2007
FY 2008
FY 2009
LTM Mar-10
Target
Fiscal Year July – June
($ millions)
Adj. Basic EBITDA
Adj. Basic Cash Flow from Operations
Discretionary Cap Ex

Financials – Past Performance
Wells Fargo NGL Summit - May 26, 2010 13
(1)
2007 CapEx for Propylene Derivatives facility
(2)
2008 CapEx for second HR-PIB plant
(3)
See Appendix for reconciliation
4-year
Average
Maintenance Cap Ex

Target ROIC = 14%
Current WACC = 9%
LTM 3/10 ROIC = 7%
$73
$29
$49
$160
FY 2009
C4 Processing
Performance Products
Target

FY 2009 Adjusted Bank EBITDA vs. Target EBITDA

(millions $)

$$ROIC = \frac{\text{EBIT (1-Marginal Tax Rate)}}{\text{Equity + Long-term Debt} - \text{Cash}}$$

Weighted Average Cost of Capital (WACC)
D/V = 60%, Cost of Equity = 13%, Cost of Debt after tax = 6%

Financials – Target

• Target EBITDA levels allow the
company to earn in excess of WACC
• C4 processing driven by margin
expansion from favorable market
conditions and reliable supply
• Performance products driven by
volume and margin expansion
– Recent capital investments
in Polyisobutylene and
Propylene Derivatives
Wells Fargo NGL Summit - May 26, 2010
Adj. Basic EBITDA
(a)
(a) Please refer to slide 18 for a reconciliation of Adj. Basic EBITDA to Net Income

TPC Group

Suppliers

- Want to focus on their core competency – ethylene & propylene production
- Rely upon TPC for reliable by-product offtake
- Most have less than five days of mixed C4 storage
- Appreciate TPC's independent status

Customers

- Rely upon TPC for reliable supply of key raw materials
- Realize importance & value TPC brings as #1 or #2 supplier in our markets
- Appreciate TPC's C4 focus, technical knowledge & logistics capabilities

Mixed C4
TPC Group
Butadiene
Butene-1
Isobutylenes
Raffinates

Competitors

- C4 is not a priority or focus
- Do not possess same processing reliability or logistics capability

New Entrants

- Very large capital investment required to enter
- Patents & technical know-how protect products & efficient production
- Term of product contracts not sufficient to provide return on high-cost grassroots capital

Significant & Stable Free Cash Flow A Valuable, Unique and Stable Bridge 15 Wells Fargo NGL Summit - May 26, 2010

Why TPC Group? Why Now?
Differentiated Business Model
• Service-based intermediary with strong infrastructure & logistics network
• Long-standing, service-based contracts limit exposure to commodity prices
Substantial and Strategic Asset Value
• TPC asset-based services are a critical component of the ethylene supply chain
• High replacement value is strong barrier to entry
Attractive Market Position in Consolidated Industry
• #1 position in BD, B-1, DIB and HR-PIB
• Contractually aligned with cost-advantaged “light” ethylene producers
Positioned for Margin Expansion and Growth
• Market dynamics allow for increased margins
• Increased usage of highly reactive Polyisobutylene
• Recent capital investment projects now complete
Significant and Stable Free Cash Flow
• Minimal maintenance CapEx & cost-efficient capital structure
• Strong cash generation throughout cycle (average of $3.00/share over last four years)
• Strong focus on operational excellence and cost management
TPCG Valuation Upside
• Business model stabilizes unit margins
16 Wells Fargo NGL Summit - May 26, 2010

Investor Presentation – May 2010 Appendix 17

Reconciliation of Adjusted Basic EBITDA to Net Income
18 Wells Fargo NGL Summit - May 26, 2010
($ millions) Fiscal year ended June 30, LTM ended
2007 2008 2009 March 31, 2010
Adjusted Basic EBITDA
(a)
$   88.8 $   97.3           $    72.6 $    97.8
Reconciliation to Adjusted EBITDA as reported
Non-Core MTBE
(1)
(2.7) 6.2 - -
BI Insurance / Hurricane, net
(2)
- - (37.0) 26.1
Freight payment recovery
(3)
- - 4.7 -
Turnaround adjustments
(4)
- - - (4.3)
Hypothetical net service-based fees
(5)
- - - (19.6)
Adjusted EBITDA (as reported) $    86.1 $   103.5 $    40.3 $    100.0
Reconciliation to Net Income (Loss)
Income taxes (13.7) (14.6) 11.7 (15.3)
Interest expense, net
(17.0) (18.9) (16.8) (14.6)
Depreciation and amortization (29.1) (35.9) (41.9) (40.5)
Loss on sale of assets - (1.1) -
Asset impairment - - (6.0) (6.0)
Non-cash stock-based compensation
(5.3) (6.5) (6.3) (2.3)
Unrealized gain (loss) on derivatives 0.1 0.1 (3.7) 2.7
Net Income (Loss) $    21.2 $    26.6 $   (22.8) $     24.0
(a) Please refer to slides 20-21 contained in this Appendix for discussion of notes
Source: Company Data

Reconciliation of Cash Flows

Adjusted Basic Cash Flow from Operations to Net Cash Provided by Operating Activities
Wells Fargo NGL Summit - May 26, 2010
($ millions) Fiscal year ended June 30, LTM ended
2007 2008 2009 March 31, 2010
Adjusted Basic Cash Flow from Operations
(a)
$   79.0 $   51.6           $    82.5 $    53.9
Reconciliation to Net Cash From Operating Activities as reported
Non-Core MTBE
(1)
17.9 6.2 - -
Port Neches Acquisition (3.3) - - -
BI Insurance / Hurricane, net
(2)
- - (37.0) 26.1
Freight payment recovery
(3)
- - 4.7 -
Turnaround adjustments
(4)
- - - (4.3)
Hypothetical net service-based fees
(5)
- - - (19.6)
Net cash provided by operating activities $    93.6 $   57.8 $    50.2 $    56.1
(a) Please refer to slides 20-21 contained in this Appendix for discussion of notes
Source: Company Data

Notes to EBITDA and Cash Flow Reconciliations
Adjusted Basic EBITDA is included in this presentation to provide investors with a view of the TPC Group’s financial performance as adjusted to exclude certain items that might affect the comparability of results, and to hypothetically reflect recent financial improvements in results for prior periods. Adjusted Basic EBITDA is not reflective of actual results, and therefore should not be unduly relied upon. Adjusted Basic EBITDA is not a measure computed in accordance with GAAP. Accordingly it does not represent cash flow from operations, nor is it intended to be presented herein as a substitute to operating income or net income as indicators of our operating performance. The reconciliation provided above is to Adjusted EBITDA (as reported), another non-
GAAP measure. Adjusted EBITDA is reconciled to net income, the most directly comparable GAAP financial measure, on slide 18. Adjusted Basic EBITDA is not calculated in accordance with the definition of
“Consolidated EBITDA” in the credit facilities.
1.In the first quarter of fiscal 2008, TPC idled its Houston dehydrogenation units and stopped production of
MTBE from those units. Subsequent to the dehydrogenation units being idled, MTBE has been produced only from TPC’s C4 processing activities at significantly reduced volumes, and is used either as a feedstock to the
Performance Products segment or sold opportunistically into overseas markets. From third quarter of fiscal
2008 forward, MTBE revenues and operating results are included in the C4 Processing segment category for reporting purposes. The Non-core MTBE adjustments reflect the exclusion from prior years of the now idled dehydrogenation units.
2.Based on total net business insurance claim of $47.0 million, comprised of (a) $19.5 million deductible,
(b) $10.0 million cash recovery received in June 2009 and (c) $17.5 million cash recovery received in
December 2010. Adjustment of $37.0 million in FY2009 period reflects total net business insurance claim of $47.0 million less $10.0 million cash recovery received in June 2009. Negative adjustment of $26.1 million in LTM period ending 3/31/10 reflects $10.0 million cash recovery received in June 2009 plus $17.1 cash recovery (net of fees) received in December 2010 less $1.0 million of hurricane-related repairs completed during the period. This adjustment has been made to enhance the comparability of operating results by excluding items that are nonrecurring or for which the timing and/or amount cannot reasonably be estimated.
20 Wells Fargo NGL Summit - May 26, 2010

Notes to EBITDA and Cash Flow Reconciliations (continued)
21 Wells Fargo NGL Summit - May 26, 2010
In 3
rd
Quarter Fiscal Year 2010, TPC’s average monthly net service-based fees increased relative to
3. Adjustment reflects recovery of $4.7 million from restitution of freight payments. This adjustment has been made to enhance the comparability of operating results by excluding items that are nonrecurring or for which the timing and/or amount cannot reasonably be estimated.
4. Adjustment adds back $4.3 million of Adjusted EBITDA  (or Adjusted Cash Flow from Operations)
estimated to have resulted from reduced contracted sales volumes and feedstock processing fees due to a turnaround at our Houston facility in February 2010. This adjustment has been made to illustrate what TPC’s operating performance might have been had the turnaround not been undertaken; note, however, that turnarounds typically occur every three to four years at TPC’s facilities, and their exclusion from this calculation is not intended to suggest that they will not occur again in future periods.
prior months in the LTM period, in order to hypothetically illustrate what TPC’s performance would have been had these higher average fees actually been achieved throughout the period. The adjustment by nine (for the nine months from and including April 2009 to December 2009), less (b) $12.7 million, the actual amount of service-based fees for the April - December 2009 period (which was already included in estimated Adjusted EBITDA). This adjustment has been made to illustrate the effect of
TPC’s recently improved service-based fees on Adjusted EBITDA in prior periods, but it is not intended to suggest that these fees were achieved or could have been achieved in prior periods, or will continue to be achieved in future periods. The adjustment is for illustrative purposes only and is not reflective of actual results; accordingly, you are cautioned not to place undue reliance upon it.

prior months. This adjustment applies the higher average fees from 3 rd
Quarter Fiscal Year 2010 to
5.
is calculated as (a) $32.3 million, reflecting the actual 3
rd
Quarter Fiscal Year 2010 average multiplied